             SECURITIES  AND  EXCHANGE  COMMISSION
                    WASHINGTON, D.C.  20549


                         FORM  8-K/A

        Current Report Pursuant to Section 13 or 15(d) of
                Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 22, 1996


                   THE FOREFRONT GROUP, INC.
      ------------------------------------------------------
      (Exact name of Registrant as specified in its charter)



         Delaware                   0-27438                 76-0365256
-------------------------------------------------------------------------------
 (State or other jurisdiction  (Commission File No.)     (I.R.S. Employer
      of incorporation)                                  Identification No.)



               1330 Post Oak Boulevard, Suite 1300
                       Houston, Texas 77056
-------------------------------------------------------------------------------
      (Address of principal executive offices)  (Zip Code)


                         (713) 961-1101
-------------------------------------------------------------------------------
      (Registrant's telephone number, including area code)


              1360 Post Oak Boulevard, Suite 1660
                      Houston, Texas 77056
-------------------------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

   On July 22, 1996, The ForeFront Group, Inc. (the "Company") consummated the acquisition of AllMicro, Inc. ("AllMicro") pursuant to the terms of the Agreement and Plan of Reorganization, dated as of July 19, 1996 (the "Merger Agreement") by and among the Company, AllMicro Acquisition Corporation, AllMicro and the stockholders (the "Stockholders") of AllMicro. The acquisition was effectuated by way of a merger (the "Merger") of a wholly-owned subsidiary of the Company with and into AllMicro. As a result of the Merger, AllMicro became a wholly-owned subsidiary of the Company. The Merger is being treated as a "pooling of interests" for accounting purposes. Pursuant to the Merger Agreement, the Stockholders received an aggregate of 1,056,152 shares of common stock, $.01 par value of the Company ("ForeFront Common Stock"), ten percent of which was placed in escrow to satisfy claims of the Company that may arise for any breach of the representations and warranties made by AllMicro and the Stockholders in the Merger Agreement.

   The shares of ForeFront Common Stock were issued to the Stockholders pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the "Securities Act"). The Stockholders have also been granted certain other piggyback registration rights under certain circumstances. In addition, the Stockholders agreed not to sell the Shares of ForeFront Common Stock acquired in the Merger prior to the time that financial results covering at least 30 days post-Merger combined operations of the Company and AllMicro have been published.

   AllMicro is a supplier of technology that allows personal computer users to troubleshoot, tune and enhance the performance of their PC's and networks. AllMicro's major products consist of Troubleshooter(TM), a professional diagnostic tool for PC troubleshooting; Discovery Card(TM), a diagnostic card to resolve configuration conflicts; Rescue Data Recovery System(TM), a software product to recover data from crashed drives; and CNE Self Study Course(TM), a self study program for certification of Novell network engineers.

   ForeFront is engaged in the business of developing, marketing and supporting client, server and integrated application software products that enable the capture, organization and exchange of information over the Internet and private computer networks. The company launched its first two Internet products in 1995: GrabNet(TM), a tool that enables a client to capture and organize information from the World Wide Web; and WebWhacker(TM), a product that enables the storage of information captured from the Web for off-line use and distribution. In 1996 the Company expanded its product offerings with the release of WebSeeker(TM), a unified search engine that queries more than twenty Internet engines and RoundTable(TM), a multimedia, Internet and Intranet conferencing product.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          The required financial statements of AllMicro are attached hereto on pages 4 through 10.

     (b)  Pro Forma Financial Information.

          Set forth on pages 11 through 17 are the unaudited pro forma financial statements which give effect to the acquisition of AllMicro.

          The accompanying unaudited pro forma combining financial statements of the Company and AllMicro give retroactive effect to the acquisition which is being accounted for as a pooling of interests and, as a result, the unaudited pro forma combining balance sheets and statements of operations are presented as if the combining companies had been combined for all periods presented. The unaudited pro forma combining financial statements will become the historical financial statements of the Company. These unaudited pro forma combining financial statements may not be indicative of the results that actually may be obtained in the future. The unaudited pro forma combining financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of the Company and AllMicro.

     (c)  Exhibits.

     23        Consent of Independent Public Accountants.

     99.1* Agreement and Plan of Reorganization among The ForeFront Group, Inc., AllMicro Acquisition Corporation, AllMicro, Inc. and the Shareholders listed on the execution pages thereto, dated July 19, 1996.

     99.2* Escrow Agreement, dated as of July 19, 1996, by and among The ForeFront Group, Inc., AllMicro Acquisition Corporation, AllMicro, Inc., Texas Commerce Bank, N.A., and the Shareholders listed on the execution pages thereto.

     99.3* Registration Rights Agreement, dated as of July 19, 1996, by and among The ForeFront Group, Inc. and the shareholders of AllMicro, Inc. set forth on the signature pages thereto.

     *    Previously filed with Form 8-K dated July 22, 1996.

                   INDEPENDENT AUDITOR'S REPORT




The Board of Directors
ALLMICRO, Inc.



We have audited the Balance Sheet of ALLMICRO, Inc. as of December 31, 1995 and the related statement of income and retained earnings and cash flows for the years then ended 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of ALLMICRO, Inc. at December 31, 1995 and the results of operations and cash flows for the years then ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.



/s/Joel S. Baum
---------------------------
Joel S. Baum, P.A.
Coral Springs, Florida
July 22, 1996

                          ALLMICRO, INC.
                           BALANCE SHEET
                         DECEMBER 31, 1995

                              ASSETS
                              ------

                                                                         1995
                                                               --------------
CURRENT ASSETS
  Cash and Cash Equivalents                                     $     561,035
  Accounts Receivable (net of  allowance $5,000)                       97,685
  Inventory                                                           116,799
  Other Current Assets                                                 26,843
                                                                -------------
       Total Current Assets                                           802,362

PROPERTY & EQUIPMENT
  (Net of $28,127 accumulated depreciation)                            56,346

OTHER ASSETS

  Deposits                                                              3,675
                                                                -------------
       Total Assets                                             $     862,383
                                                                =============

                  LIABILITIES & STOCKHOLDER'S EQUITY
                  ----------------------------------

CURRENT LIABILITIES

  Accounts Payable                                               $    135,881
  Accrued Liabilities                                                 180,000
  Deferred Revenue                                                    100,000
  Distributions Payable                                               113,000
                                                                 ------------
       Total Liabilities                                              528,881

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
  Common Stock, $1.00 par value, 10,000 shares authorized,
    100 shares issued and outstanding                                     100

  Additional Paid-In Capital                                            1,894

  Retained Earnings                                                   331,508
                                                                  -----------
                                                                      333,502

       Total Liabilities & Stockholder's Equity                   $   862,383
                                                                  ===========

See Accountant's Report and Accompanying Notes to Financial Statements.

                           ALLMICRO, INC.
              STATEMENT OF INCOME AND RETAINED EARNINGS
           FOR THE YEARS ENDED DECEMBER 31, 1995 and 1994


                                                         1995        1994
                                                   ----------  ----------
Net Revenues                                       $5,775,541  $4,172,632

  Cost of Goods Sold                                2,490,271   1,905,808
                                                   ----------  ----------
Gross Profit                                        3,285,270   2,266,824

  Selling and Marketing Expenses                      960,377     812,102
  General and Administrative Expenses               1,264,166     777,332
                                                   ----------  ----------
Net Income Before Other Income                      1,060,727     677,390

Other Income                                           17,087       2,795
                                                   ----------  ----------
Net Income                                          1,077,814     680,185

Retained Earnings - Beginning                         108,314     233,814

Dividend Distributions                               (854,620)   (805,685)
                                                   ----------  ----------
Retained Earnings - Ending                         $  331,508  $  108,314
                                                   ==========  ==========



See Accountant's Report and Accompanying Notes to Financial Statements.

                            ALLMICRO, INC.
                        STATEMENT OF CASH FLOWS
            FOR THE YEARS ENDED DECEMBER 31, 1995 and 1994

                                                           1995           1994
                                                     ----------      ---------
Cash Flows From Operating Activities:

Net Income                                           $1,077,814      $ 680,185

Adjustments to Reconcile Net Income to Net Cash
  Provided from Operating Activities:
      Depreciation                                       11,560          7,438

      Changes in Operating Assets and Liabilities:
           (Increase) in Accounts Receivable            (24,210)       (11,034)
           (Increase) in Inventory                      (91,899)        (7,900)
           (Increase) in Other Current Assets           (14,555)        (8,963)
           Increase in Accounts Payable                  48,035         34,366
           Increase in Accrued Liabilities              123,000         25,000
           Increase in Deferred Revenue                  34,500         65,500
                                                     ----------     ----------
Net Cash Provided From Operating Activities:          1,164,245        784,592

Cash Flows Used In Investing Activities:
  Acquisition of Property & Equipment                   (45,730)        (6,052)

Cash Flows Used In Financing
 Activities:
  Increase in Distributions Payable                      43,000         35,000
  Dividend Distributions                               (854,620)      (805,685)
                                                     -----------    ----------
Net Cash Used in Financing Activities                  (811,620)      (770,685)

Net Increase in Cash                                    306,895          7,855

Cash - Beginning of Year                                254,140        246,285
                                                     ----------     ----------
Cash - End of Year                                   $  561,035     $  254,140
                                                     ==========     ==========


See Accountant's Report and Accompanying Notes to Financial Statements.

                             ALLMICRO, INC
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995


NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Business and Organization
        -------------------------
        The Company was organized under the laws of the State of Florida on April 12, 1991. The principal business of the Company is direct sales distributing for products used by personal computer repair technicians.

        Cash and Cash Equivalents
        -------------------------
        The Company considers its investments with an original maturity of three months or less to be cash equivalents.

        Fixed Assets
        ------------
        Fixed assets are stated at cost and depreciated over their estimated useful lives (5 to 31.5 years), utilizing both the straight-line and declining balance methods. Expenditures for major renewals and betterments that extend the useful lives of fixed assets are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

        Inventory
        ---------
        Inventory is stated at the lower of cost or market determined on the First-In, First-Out basis.

        Income Taxes
        ------------
        The Company has elected to be taxed under Subchapter S of the Internal Revenue Code, whereby the Company is not subject to taxation for federal and state purposes. Under S Corporation status, the stockholders report their share of the Company's taxable earnings or losses on their personal income tax returns. The Company's S Corporation status terminated with the effective date of the merger (see Note 5).

        Revenue Recognition
        -------------------
        Revenue is recognized upon delivery to the customer and the receipt and acceptance of a signed contract or order if there are no significant post delivery obligations. For sales which provide for upgrades for a one year period, the portion of the sale associated with the upgrade is unbundled and recognized as the upgrade is provided.

                             ALLMICRO, INC
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        Use of Estimates
        ----------------
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2- PROPERTY AND EQUIPMENT

                                                           1995
                                                      ---------
        Equipment                                     $  81,717
        Furniture and Fixtures                            2,756
                                                      ---------
               Total                                     84,473

        Less Accumulated
           Depreciation                                 (28,127)
                                                      ---------
                                                      $  56,346
                                                      =========

        The depreciation expense charged during 1995 was $11,560.

NOTE 3- COMMITMENTS

        Lease Commitments
        -----------------
        The Company leases office equipment and an office location under operating leases with various expiration dates through 1998. The future minimum rental commitments due by year for the non-cancelable leases, as of December 31, 1995 is as follows:


        Years ending:
          December 31, 1996                             $ 45,800
          December 31, 1997                                2,545
          December 31, 1998                                2,545
                                                        --------
            Total Minimum Payments                      $ 50,890
                                                        ========

                                 -9-

                             ALLMICRO, INC
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1995


NOTE 4- AGREEMENT CONTRACTS

        The Company has entered into various agreements dealing with software licenses, distributorship and publishing agreements ranging from one to three years. The agreements provide the Company the ability to distribute the software programs and make any program changes as necessary.

NOTE 5- SUBSEQUENT EVENTS

        Legal Matters
        -------------
        On June 30, 1996, the Company was served with a lawsuit for damages arising from a breach of contract. The suit claims that the Company entered into a contract to market the plaintiffs software and then violated the agreement. Management intends to contest this matter vigorously. In the opinion of management, the outcome of this litigation will not have a material adverse effect on the Company's financial position or its results of operations.

        Merger
        ------
        On July 22, 1996 the Company merged with a wholly-owned subsidiary of The ForeFront Group, Inc. (ForeFront) and became a wholly-owned subsidiary of ForeFront. The merger is being treated as a "pooling of interests" for accounting purposes.

          UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

  The following unaudited pro forma combining balance sheet as of June 30, 1996 and the unaudited pro forma combining statements of operations for the six months ended June 30, 1996 and years ended December 31, 1995 and 1994, have been prepared giving effect to the acquisition of AllMicro by the Company. On July 22, 1996, the Company acquired 100% of the common stock of AllMicro in exchange for 1,056,152 shares of the Company's Common Stock. This transaction has been accounted for as a pooling of interests, and , as a result, the unaudited pro forma combining financial statements are presented as if the combining companies had been combined for all periods presented.

                       THE FOREFRONT GROUP, INC.
              UNAUDITED PRO FORMA COMBINING BALANCE SHEET
                          AS OF JUNE 30, 1996

                                    ForeFront     AllMicro       ProForma       ProForma
                                    Historical    Historical     Adjustments    Combined
                                    -----------   ----------     -----------    -----------
ASSETS
------
Current assets:
  Cash and cash equivalents         $11,055,937   $   559,102           ---     $11,615,039
  Accounts receivable, net              820,119       248,826           ---       1,068,945
  Interest receivable                    16,291           ---           ---          16,291
  Inventory                              54,159       161,194           ---         215,353
  Prepaid expenses and other             79,368        17,505           ---          96,873
                                    -----------   -----------    ----------     -----------
            Total current assets     12,025,874       986,627           ---      13,012,501


Furniture and equipment, net            594,784        77,134           ---         671,918
Purchased software, net                 124,597           ---           ---         124,597
Other assets                              5,721         3,675           ---           9,396
                                    -----------   -----------     ---------     -----------
               Total assets         $12,750,976   $ 1,067,436           ---     $13,818,412







           See notes to unaudited pro forma combining balance sheet.

                           THE FOREFRONT GROUP, INC.
                  UNAUDITED PRO FORMA COMBINING BALANCE SHEET
                              AS OF JUNE 30, 1996

                                            ForeFront     AllMicro     Pro Forma     Pro Forma
                                            Historical    Historical   Adjustments   Combined
                                            ----------    ----------   -----------   ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities
     Accounts payable                       $  668,045    $  109,007   $       ---   $  777,052
     Accrued liabilities                       572,418       467,635           ---    1,040,053
     Current portion of deferred revenue        72,997       162,500           ---      235,497
                                           -----------   -----------   -----------  -----------
            Total current liabilities        1,313,460       739,142           ---    2,052,602
                                           -----------   -----------   -----------  -----------
Deferred revenue, net of current portion        34,845           ---           ---       34,845

            Total liabilities                1,348,305       739,142           ---    2,087,447
                                           -----------   -----------   -----------  -----------
Commitments and contingencies

Stockholders' equity
     Preferred stock, $.01 par value,
       5,000,000 shares authorized                 ---           ---           ---          ---
     Common stock, $.01 par value,
       20,000,000 shares authorized             51,415           100        10,461       61,976
     Additional paid-in capital             19,560,366         1,894       (10,461)  19,551,799
     Deferred compensation                    (447,195)          ---           ---     (447,195)
     Accumulated deficit                    (7,760,065)      326,300           ---   (7,433,765)
     Treasury stock                             (1,850)          ---           ---       (1,850)
                                           -----------   -----------   -----------  -----------
             Total stockholders' equity     11,402,671       328,294           ---   11,730,965
                                           -----------   -----------   -----------  -----------
                Total liabilities and
                   stockholders' equity    $12,750,976   $ 1,067,436           ---  $13,818,412
                                           ===========   ===========   ===========  ===========



           See notes to unaudited pro forma combining balance sheet.

                         THE FOREFRONT GROUP, INC.
            UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996

                                  ForeFront    AllMicro      Pro Forma
                                  Historical   Historical    Combined
                                  ----------   ----------    -----------
Net revenues:
     Licenses and royalties      $ 1,169,147   $ 4,638,357   $ 5,807,504
     Maintenance and services         44,611           ---        44,611
     Other                            11,669           ---        11,669
                                 -----------   -----------   -----------
          Total revenues           1,225,427     4,638,357     5,863,784

Cost of sales, maintenance,
  services and product licenses      196,791     1,784,109     1,980,900
                                  ----------   -----------   -----------
          Gross profit             1,028,636     2,854,248     3,882,884

Operating expenses:
     Research and development        933,979           ---       933,979
     Selling and marketing           975,343     1,000,203     1,975,546
     General and administrative      619,065       828,574     1,447,639
     Acquired research and
       development costs           2,798,604           ---     2,798,604
                                 -----------    ----------   -----------
          Operating income (loss) (4,298,355)    1,025,471    (3,272,884)

Interest income:                     301,349        19,283       320,632
                                 -----------    ----------   -----------
          Net income (loss)      $(3,997,006)   $1,044,754   $(2,952,252)
                                 ===========    ==========   ===========
          Net income (loss)
           per equivalent share  $     (0.83)   $     0.99   $     (0.50)
                                 ===========    ==========   ===========
          Shares used in
           computing net income
           (loss) per share        4,800,931     1,056,152     5,857,083
                                 ===========    ==========   ===========



    See notes to unaudited pro forma combining statement of operations.

                         THE FOREFRONT GROUP, INC
           UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995


                                  ForeFront         AllMicro       Pro Forma
                                  Historical        Historical     Combined
                                  ------------      ----------     ----------
Net revenues:
     Licenses and royalties        $  214,193       $5,775,541     $5,989,734
     Maintenance and services          52,600              ---         52,600
     Other                             10,452              ---         10,452
                                  -----------       ----------     ----------
          Total revenues              277,245        5,775,541      6,052,786

Cost of sales, maintenance,
  services and product licenses       136,911        2,490,271      2,627,182
                                  -----------       ----------     ----------
          Gross profit                140,334        3,285,370      3,425,604

Operating expenses:
     Research and development         837,007              ---        837,007
     Selling and marketing            453,210          960,377      1,413,587
     General and administrative       367,537        1,264,166      1,631,703
                                  -----------       ----------     ----------
          Operating income (loss)  (1,517,420)       1,060,727       (456,693)

Other:
     Interest income                   22,772           17,087         39,859
     Interest expense                 (34,997)             ---        (34,997)
                                  -----------       ----------     ----------
          Net income (loss)       $(1,529,645)      $1,077,814     $ (451,831)
                                  ===========       ==========     ==========
          Net income (loss)
            per equivalent share  $     (0.46)      $     1.02     $    (0.10)
                                  ===========       ==========     ==========
          Shares used in
            computing net income
            (loss) per share        3,327,338        1,056,152      4,383,490
                                  ===========       ==========     ==========



    See notes to unaudited pro forma combining statement of operations.

                         THE FOREFRONT GROUP, INC.
          UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                   ForeFront
                                      ForeFront       AllMicro     and AllMicro
                                      Historical      Historical   Combined
                                      -----------     ----------   ----------
Net revenues:
     Licenses                         $   361,994     $4,172,632   $4,534,626
     Maintenance and services             145,746            ---      145,746
     Other                                  8,524            ---        8,524
                                      -----------     ----------   ----------
          Total revenues                  516,264      4,172,632    4,688,896

Cost of sales, maintenance,
  services and product licenses           247,914      1,905,808    2,153,722
                                      -----------     ----------   ----------
          Gross profit                    268,350      2,266,824    2,535,174

Operating expenses:
     Research and development             748,427            ---      748,427
     Selling and marketing                608,437        812,102    1,420,539
     General and administrative           465,086        777,332    1,242,418
                                      -----------     ----------   ----------

          Operating income (loss)      (1,553,600)       677,390     (876,210)

Interest income                            33,390          2,795       36,185
                                      -----------     ----------   ----------
          Net income (loss)           $(1,520,210)       680,185     (840,025)
                                      ===========     ==========   ==========
          Net income (loss)
            per equivalent share      $     (0.46)    $     0.64   $    (0.19)
                                      ===========     ==========   ==========
          Shares used in computing
            net income (loss)
            per share                   3,334,236      1,056,152    4,390,388
                                      ===========     ==========   ==========

               THE FOREFRONT GROUP, INC. AND ALLMICRO, INC.

        NOTES TO UNAUDITED PRO FORMA COMBINING BALANCE SHEET AND
          UNAUDITED PRO FORMA COMBINING STATEMENTS OF OPERATIONS

1. The unaudited pro forma combining balance sheet and statements of operations reflect the financial position and results of operations of the Company and AllMicro.

2. The pro forma combining statements of operations of the Company and AllMicro were prepared as if the acquisition occurred as of the beginning of the periods presented and are not necessarily indicative of operating results which would have been achieved had the acquisition been consummated at the beginning of such period and should not be construed as representative of future operations. Transaction costs incurred in July, 1996 of approximately $1.6 million will be reflected in the Company's 10-QSB for the quarter ended September 30, 1996.

3. The pro forma combining financial statements should be read in conjunction with the 1995 Annual Report on Form 10-KSB of ForeFront, the Quarterly Reports on Form 10-QSB of ForeFront for the periods ended March 31, 1996 and June 30, 1996, the current report on Form 8-K regarding the Company's acquisition of AllMicro filed with the Securities and Exchange Commission on August 7, 1996 and the audited financial statements of AllMicro included in this Form 8-K/A.

     On July 22, 1996, the Company acquired AllMicro in exchange for 1,056,152 shares of the Company common stock in a transaction which was accounted for as a pooling of interests. Accordingly, all financial information has been restated to reflect the combined operations of AllMicro and ForeFront.

4. Adjustments have been made to reflect the exchange of AllMicro's common stock for the Company's common stock.

                            SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE FOREFRONT GROUP, INC.

                                            /s/ Ernest D. Rapp
                                            -------------------------------
                                            Ernest D. Rapp
                                            Chief Financial Officer

                            EXHIBIT INDEX

Exhibit
Number                    Document Description
-------             --------------------------------

23         Consent of Independent Public Accountants.

99.1*      Agreement and Plan of Reorganization among The ForeFront
           Group, Inc., AllMicro Acquisition Corporation, AllMicro, Inc. and the Shareholders listed on the execution pages thereto, dated July 19, 1996.

99.2* Escrow Agreement, dated as of July 19, 1996, by and among The ForeFront Group, Inc., AllMicro Acquisition Corporation,
           AllMicro, Inc., Texas Commerce Bank, National Association, and the Shareholders listed on the execution pages thereto.

99.3* Registration Rights Agreement, dated as of July 19, 1996, by and among The ForeFront Group, Inc. and the shareholders of AllMicro, Inc. set forth on the signature pages thereto.

*          Previously filed on August 6, 1996 with Form 8-K.





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